Exhibit 10.5

                              LICENSE    AGREEMENT


This  Agreement  is  made  and  is  effective this 30th day of  September, 2002.


BETWEEN: AMANASU ENERGY CORPORATION, a Nevada corporation with its office at 701 5th Avenue, 36th floor, Seattle, Washington 98109, U.S.A.

             (  hereinafter  called  "  Licensee  "  )

AND: SANYO KOGYO KABUSHIKI GAISHA, A Japanese corporation with its office at 2-39-13 Higashitokura, Kokubunji, Tokyo 185- 0002, Japan.

             (  hereinafter  called  "  Licensor  #  1"  )

AND: EVER GREEN PLANET CORPORATION, a Japanese corporation with its office at 985- 0853 Wiyagiken, Ishinomakishi, Kadonowaki, Aza Washizuka 170- 1, Japan

            (  hereinafter  called  "  Licensor  #  2  "  )

WHEREAS Licensor # 1 and Licensor # 2 are both referred to collectively as " Licensors " from here onwards.

WHEREAS, Licensors are in the business of developing, manufacturing and marketing a state of the art hot water boiler system to extract heat energy from waste tires, referred to as the Product (see definition of Product in Section
1).

AND WHEREAS Licensee wishes to establish production and marketing centers throughout the world for the production and marketing of such Product invented, and presently produced and marketed by Licensors.

AND WHEREAS Licensors and Licensee have subject to the terms and conditions set forth in this Agreement, agreed to the licensing to the Licensee of the Technology ( see definition of Technology in Section 1 ) for the production and marketing of the Product throughout the world. For such exclusive rights, before October 30, 2002, Licensee will allot and issue to :

(1) Licensor # 1 a total of 500,000 common shares of Licensee and 30,000,000 Japanese Yen ( equivalent to US $250,000 ),
(2)  Licensor  #  2,  a  total  of  100,000  common  shares  of  Licensee,  and
(3) 50,000 common shares of Licensee to Motohiko Kogetsu, whose address is 4-41-10-104 Nishi-Shinjuku, Shinjuku - ku, Tokyo 160- 0023, Japan.

NOW THEREFORE this Agreement witnesses that in consideration of the premises hereto and covenants and agreements hereinafter contained, the parties hereto covenant and agree to each other as follows :

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SECTION    1  -  DEFINITIONS

1.00 Technology relates to the Product produced from such a technology described below.

1.02 " Licensed Product " means any manner of chemical or other derivative that is used by the Technology and/or Patent/Patent Rights ( if applicable ), for the production of the Product. The Product that is ready for production and marketed is referred to as FireBirdPDC5000, which is a hot water boiler that collects heat from waste tires. It is a safe, non polluting and highly efficient boiler for a variety of uses. It uses petrol product wastes to generate heat.

1.03 " Sub-license " means the right to enter into agreements with third parties to assign all or part of this Agreement.

1.04 " Gross Receipts " means the total of the gross invoice prices of Licensee's Product without any deductions and allowances for discounts, tariff, duties, excise taxes, transportation charges, credits to customers for rejected Products, etc. In relation to Licensed Method means any amount received or receivable by Licensee for the sale and or use from Third Parties of the right to practice " Licensed Method ".

1.05 " Third Parties " means any person, corporation or entity recognized by law that is dealing at arms length.

SECTION    2  -  GRANT  OF  LICENSES

2.00 Subject to the conditions of this Agreement, Licensors grant to Licensee the exclusive right to use the Technology to make, have made, use and sell the Licensed Product and practice Licensed Method on a world wide basis.

2.01 It is understood that Licensee shall have the right to issue sub-licenses to Third Parties on such terms and conditions as Licensee in its discretion may bona-fide determine in all areas of the world.

2.02 To the extent applicable, such sub-licenses shall include all the rights of and obligations due to Licensors that are contained in this Agreement.

SECTION   3  -  ROYALTY

3.00 Licensee is to pay Licensors, a royalty equal to two ( 2 ) percent of Licensee's Gross Receipts from Licensed Product or Licensed method payable to Licensors, within sixty (60) days upon receipt of royalty by Licensee or from Sub-licensees.

3.01 All monies due to Licensors shall be payable in U.S. funds. The earned royalties will be determined in the foreign currency of the country in which such are made and converted into equivalent U.S. funds, and remitted likewise.

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3.02 If  at  any time legal restrictions prevent the prompt remittance of any or all of the royalties by Licensee with respect to any country of sale, Licensee shall have the right and option to make such payment by depositing the amount thereof in local currency at Licensors' account in a bank or other depository in such country.


SECTION    4  -  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF
                 LICENSORS

4.00 Licensors hereby represents and warrants to, and covenants with Licensee, now and during the term of this Agreement that ;

     (a) Licensors have the sole and exclusive right to grant the rights, licenses and authorities granted to Licensee herein and they are the sole and exclusive owner of all Patent/Patent Rights ( if applicable).
     (b) The licenses herein granted are unencumbered by any lien, mortgage, prior assignment, charge, other encumbrance, commitment or interest of any other person.
     (c) Licensors will not directly or indirectly enter into, negotiate or solicit any agreement or arrangement for the creation or imposition of any encumbrance or restriction of any nature which may be inconsistent with the rights, licenses and authorities granted to Licensee herein.
     (d) To the best of Licensors' knowledge, the claims for the Technology and/or Patent/Patent Rights ( if applicable), do not infringe any Canadian or U.S. patents or patent applications of any other party.
     (e) Licensors are corporations and they have the power and capacity to enter into this Agreement and carry out its terms to the full extent.
     (f) Licensors and their employees will not disclose to any person other than the legal advisors of the parties hereto, any information pertaining to Licensee or this Agreement that has not been generally disclosed to the public.

SECTION    5  -  LICENSEE'S   OBLIGATIONS

5.00 Licensee shall keep books and records showing all Licensed Product and License Method used and/or sold under the terms of this Agreement. Such records shall be open for inspection by representatives or agents of Licensor at reasonable times.

5.01 Licensee shall at all times diligently proceed with the manufacture and sale of Licensed Product and Licensed Method and shall earnestly and diligently market same and in quantities sufficient to meet market demands. Licensee shall be entitled to exercise prudent and reasonable business judgment in meeting its due diligent obligations.

5.02 Licensee covenants and agrees that during the life of this Agreement it shall :

     (a) In the manufacturing of the Licensed Product, contract/ employ or cause to be employed, those persons or contractors who have the necessary skills, care and experience to manufacture the Licensed Product, to a reliability and safety standards that are established by Licensors.

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     (b)  Conduct  product testing both prior to and after commercial production to ensure the reliability and safety of the Licensed Product and Licensed Method, and shall furnish Licensors with results of such testing.

     (c) In the manufacturing of Licensed Product it shall use only those parts and materials that meet or exceed the specification established by Licensors.

     (d) At all reasonable times and on reasonable notice, permit Licensor and/or authorized representatives of Licensors to inspect any facilities in which any parts or materials are manufactured.

     (e) Properly report to Licensors any occurrence involving the use of Licensed Product or Licensed Method that in the reasonable judgment of Licensee may give rise to a claim against the License, Licensors or any user of Licensed Product or Licensed Method. It shall continue to keep Licensors abreast of any subsequent report, investigation, inquest or legal proceeding arising therefrom.

     (f) Comply with the patent, and all applicable laws, regulations, decrees or requirements of those countries in which Licensed Product is sold or Licensed method is practiced.

SECTION   6   -  LIFE  OF  AGREEMENT

6.00 Unless otherwise terminated by operation of law or acts of the parts in accordance with the terms of this Agreement, this Agreement shall be in force from the effective date recited on page one, and shall remain in effect for thirty ( 30 ) years.


SECTION    7  -  TERMINATION  BY  LICENSORS

7.00 If Licensee should violate or fail to perform any term or covenant of this Agreement, then Licensors may give written notice of such default ( Notice of Default ) to Licensee. If Licensee shall fail to repair such default within ninety days of the effective date of such notice, Licensors will have the right to terminate this Agreement and the Licenses herein, by a second written Notice ( Notice of Termination ) to Licensee.

     If Notice of Termination is sent to Licensee, this Agreement shall automatically terminate on the effective date of such Notice. Such termination should not relieve Licensee of its obligation to pay any royalty at the time of such termination and shall not impair any accrued right of Licensors.

SECTION   8  -  TERMINATION  BY  LICENSEE

8.00 Licensee shall have the right to terminate this Agreement by giving notice in writing to Licensors. Such notice of termination of this Agreement shall be effective ninety ( 90 ) days from the effective date of such notice.

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8.01 Any termination pursuant to the above paragraph, shall not relieve Licensee of any obligation or liability accrued hereunder prior to such termination or rescind anything done by Licensee or any payments made to Licensors hereunder prior to the time such termination became effective, and such termination shall effect in any manner any rights of Licensors arising under this Agreement prior to such termination. Furthermore, upon termination of Licensee, all rights of Licensee hereunder shall be surrendered effective upon such date that termination becomes effective.

SECTION   9  -  PATENT  PROSECUTION  AND  MAINTENANCE

9.00 The following sub-sections will only be applicable, if and when, Patent(s) are applied for, at the sole discretion of Licensors.

9.01 Licensors shall diligently prosecute and maintain the United States and Canadian Patents ( if any ) comprising Licensor's Patent Rights using counsel of its choice. Licensors shall provide Licensee with copies of all relevant documentation so that Licensee may be informed and apprised of the continuing prosecution. Licensee agrees to keep this documentation confidential and shall at the request of Licensee, apply for patent protection in any country that Licensee markets the Licensed Products and Licensed Method.

9.02 Licensors shall use all reasonable efforts to amend any Patent application to include claims reasonably requested by licensee to protect the products contemplated to be sold under this Agreement.

9.03 Licensors shall co-operate with Licensee in applying for an extension of the term of any Patent included with Licensors' Patent Rights ( if any ). Licensors agree to execute such documents and take such additional action as Licensee may reasonably request in connection therewith.

9.04 The cost of preparing, filing, prosecuting and maintaining all Patent applications contemplated by this agreement, shall be borne by Licensors.

SECTION    10  -  PATENT  /  PATENT  RIGHTS  INFRINGEMENT

10.00 In the event that Licensee shall learn of substantial infringement of any Patent /Patent Rights licensed under this Agreement, Licensee shall notify Licensors in writing and shall provide Licensors with reasonable evidence of such infringement.

     Both parties shall use their best efforts in co-operation with each other to terminate such infringement without litigation.

10.01 Licensee may request that Licensors take legal action against the infringement of Licensors' Patent/Patent Rights. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to Licensee. If the infringing activity has not been abated within thirty (30) days following the effective date of such request, Licensors shall have the right to :

     -    commence  legal  suit  on  their  own  account;  or

     - refuse to participate in such suit, and Licensors shall give notice of their election in writing to Licensee by the end of the ninetieth
          (90th)  day  after  receiving  notice  of  such request from Licensee.

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          Licensee may thereafter bring suit for patent infringement if and only if Licensors elects not to commence legal suit ( other than as nominal party plaintiff ), and if the infringement occurred during the period.

          However, in the event Licensee elects to bring legal suit in accordance with this paragraph, Licensors may thereafter join such legal suit at its own expense.

10.02 Such legal action is decided upon shall be at the expense of the party on account of whom suit is brought, and all recoveries recovered thereby, shall belong to such party, provided, however, that legal action brought jointly by Licensee and fully participated in by both, shall be at the joint expense of the parties, and all recoveries shall be shared jointly by them in proportion to the share of expense paid by each party.

10.03 Each party agrees to co-operate with the other in litigation proceedings instituted hereunder but at the expense of the party on account of whom suit is brought. Such litigation shall be controlled by the party bringing the suit, except that Licensors may be represented by counsel of their choice pursuant to Licensors' determination in any suit brought by Licensee.

SECTION    11  -  COMMON  COVENANTS  OF  LICENSOR  AND  LICENSEE

11.00  Governing  Law  &  Submission  to  Jurisdiction

     This Agreement shall be interpreted and construed in accordance with the laws of Nevada of the United States, and the parties hereto submit to the jurisdiction of the Courts of Nevada, but the scope of any patent or patent applicable shall be governed by the applicable laws of the country of such patent or patent application.

11.01  Conformity  with  Local  Laws

     Any provision or provisions of this Agreement which in any way contravene the law of any State or Country in which this Agreement is effective, shall in such State or Country, to the extent of such contravention of law, be deemed severable and shall not affect any provision or provisions of this Agreement. The parties shall each at its own expense in its own countries, take such steps as may be required to satisfy the laws and requirements of the respective countries with respect to declaring, recording, or otherwise rendering this Agreement valid.

11.02  Arbitration

     Both parties shall act in good faith and utilize their best efforts to resolve any dispute, controversy or difference arising in connection with this Agreement, to their mutual satisfaction.

     All disputes, controversies or differences arising in connection which are not resolved mutually, shall be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce, by a panel of three arbitrators each of whom shall speak fluent English and shall be appointed in accordance with the said Rules. Any award made by the arbitrators shall be made as promptly as possible and shall state the reasons for their decisions taking into account all aspects of the dispute, controversy or difference.

     Any such arbitration shall be held in Nevada. The laws to be applied by the arbitrators shall be the laws of the United States. The decision of the arbitrators shall be final and binding on both parties. Judgment upon any award rendered by the arbitrators may be entered in any court having

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     jurisdiction  or  application  may  be  made  to  such court for a judicial acceptance of the award, and an order of enforcement as the case may be. Such an arbitration shall be a condition precedent to the institution of any such suit, claim, action or other legal proceeding arising in connection with this Agreement.

11.03  Notice

     Any notice, consent, request, demand or other communication required or permitted to be given or delivered under this Agreement, shall be in writing and delivered by registered mail, facsimile or telegram, addressed to the party at its address first set out above. Each notice shall be deemed to have been received upon delivery to the addressee, provided that such notice shall be deemed to have been received upon expiration of 12 days from the date of mailing, or within 24 hours if sent by facsimile or telegram.

11.04  Assignment  and  Succession

     Licensee can assign or transfer this Agreement or any of its rights or the performance of its obligations under this Agreement, without the prior written consent of Licensors. All rights and obligations of the parties shall be binding upon and shall endure to the benefit of their respective successors and permitted assigns.

11.05  Entire  Agreement

     This Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussion, whether oral or written, of the parties, and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering of this Agreement or the subject matter hereof except as specifically set forth herein.

11.06  Unenforceable  terms

     If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant or condition of this Agreement, shall be valid and shall be enforceable to the fullest extent permitted by law.

11.07  Counterparts

     This Agreement may be executed in several counterparts, each of which when so executed, shall be deemed to be an original and such counterparts shall constitute one and the same instrument and notwithstanding their date of execution, shall be deemed to bear date as of the date of this Agreement.

11.08  Force  Majeure

     The parties to this Agreement shall be excused from any performance required hereunder if such performance is rendered impossible or unfeasible due to any catastrophes or other major events beyond their reasonable control, including, without limitation, war, riot, and insurrection, laws, proclamations, edicts, ordinances or regulations; strikes, lock-outs or other serious labour disputes; and floods, fires, explosions, or other

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     natural  disasters.  When  such events have abated, the parties' respective obligations  hereunder  shall  resume.

11.09  Waiver

     No provision of this Agreement shall be waived and no breach excused, unless such waiver or consent excusing the breach shall be in writing signed by the party to be charged with such waiver or consent. A waiver of a provision of this Agreement shall not be construed to be a waiver of a further breach. All rights, remedies, and benefits contained in this Agreement shall be cumulative and none of them shall be a limitation or exclusion of any other remedy, right, or benefit provided by this Agreement or by law.

IN WITNESS WHEREOF the parties hereby executed this Agreement as of the day, month and year first above written.


Signed,  Sealed  and  Delivered
by  Lessor  #  1  in  the  presence  of  :          SANYO KOGYO KABUSHIKI GAISHA

Karuo  Ferada
-------------------
Witness
                                                   /s/  Yotaro  Uchida
-------------------                               ------------------
Address                                            Yotaro Uchida  -  President
-------------------
Address


Signed,  Sealed  and  Delivered
by  Lessor  #  2  in  the  presence of :           EVER GREEN PLANET CORPORATION

Taishiro  Uchida
------------------
Witness
                                                   /s/  Tanokura  Harumasa
-------------------                                -----------------------
Address                                            Tanokura Harumasa
-------------------
Address



Signed,  Sealed  and  Delivered
by  Lessee  in  the  presence  of  :               AMANASU  ENERGY CORPORATION

Takeshi  Yamaguchi
------------------
Witness
                                                   /s/  Atsushi  Maki
-------------------                                ------------------
Address                                            Atsushi Maki  -  President
-------------------
Address